Advanced Disposal

McNeilus
Advanced Disposal
MACK
924

Making The World A Cleaner Place ONE BUSINESS AT A TIME.

ADS Waste Holdings, Inc. Lenders’ Presentation January 2014 Exhibit 99.1

This presentation contains “forward-looking statements” within the meaning of the federal securities laws.
Such forward-looking statements are subject to risks and uncertainties, including, in particular, statements about ADS Waste Holdings, Inc. (“ADS” or the “Company”) plans, strategies, prospects and industry estimates. These statements identify prospective information and include words such as “believes,” “expects,”
“may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions. Examples of forward-looking statements include, but are not limited to, statements regarding:
expected cost savings, sales increases, margins growth, cash flows, capital expenditures, market and industry growth rates and trends, including trends towards outsourcing, product line and market expansion, market share, operational and expense improvements (including headcount, technological, customer service and business improvement initiatives), retention rates, demand for the Company’s products and financial results. The foregoing is not an exclusive list of all forward-looking statements. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. The matters referred to herein may not in fact occur. You are cautioned, therefore, against relying on any of these forward-looking statements.
Any forward-looking statement speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Disclaimer

3 Charlie Appleby Chief Executive Officer Richard Burke President/Chief Operating Officer Steven Carn Chief Financial Officer Christopher Blum Deutsche Bank Securities Call Speakers

4 I. Transaction Overview II. Company Overview and Financial Performance Update Table of Contents

Advanced Disposal
Advanced Disposal
Advanced Disposal

Making The World A Cleaner Place **ONE HOUSEHOLD AT A TIME.**

Transaction Overview

– Advanced Disposal Services (“ADS” or the “Company”) is the largest privately-
owned non-hazardous solid waste services company in the United States and the fourth largest overall by revenue, with top 3 positions in most of its key markets
– ADS is seeking to reduce pricing on its existing term loan
– The transaction is leverage neutral and will result in up to ~$13 million of annual interest savings for the company, thereby improving its interest coverage ratio from
3.1x to 3.5x on a pro forma basis
– Existing ratings are B2 / B (corporate), B1 / B+ (term loan B), and Caa1 / CCC+
(senior notes)
– Signature pages on commitments are due by 12:00 PM EST on February 6
– ADS has continued to perform well with LTM 9/30/13 revenue and adjusted pro forma EBITDA from continuing operations of $1,307mm and $383mm, respectively
– Credit documentation is available on Intralinks
Executive Summary
th

Sources & Uses and Pro Forma Capitalization
($ millions)
Sources of funds Uses of funds
Term loan B 1,782 Repriced term loan B 1,782
Cash from balance sheet 3 Estimated fees, expenses & OID 3
Total sources $1,785 Total uses $1,785
As of Transaction Adj.
9/30/2013 xEBITDA (+) (-) Pro forma xEBITDA
Cash $17 (3) $14
Revolver ($300mm) --  --  --  --
Term loan B 1,782 4.7x (1,782) --  --
Repriced term loan B --  --  1,782 1,782 4.7x
Capital leases 16 0.0x 16 0.0x
Total secured debt
$1,798 4.7x $1,798 4.7x
8.250% senior notes due 2020 $550 1.4x $550 1.4x
Other debt 4 0.0x 4 0.0x
Total debt $2,352 6.1x $2,352 6.1x
Net debt $2,334 6.1x $2,338 6.1x
LTM operating metrics
Adjusted pro forma EBITDA $383 $383
PF cash interest expense 124 (13) 110
Capital expenditures 186 186
Credit statistics
Adj. pro forma EBITDA / cash interest 3.1x 3.5x
(Adj. pro forma EBITDA - capex) / cash i 1.6x 1.8x
Pro forma capitalization

Summary of Indicative Terms
Borrower: ADS Waste Holdings, Inc. (the “Company”)
Guarantees: Same as existing Credit Agreement
Security: Same as existing Credit Agreement
Lead arranger: Deutsche Bank Securities
Administrative agent: Deutsche Bank Trust Company Americas
Facility:
Tranche Amount Coupon OID LIBOR floor Maturity
Term Loan B $1,782mm L+275 100.0 0.75% October 2019
Amortization: Same as existing Credit Agreement
Optional redemption: 101 soft call for first six months
Mandatory prepayments: Same as existing Credit Agreement
Financial covenants: None
Other covenants: Same as existing Credit Agreement
Corporate ratings: B2 / B

Day Key milestone
Friday, January 31 st Lenders’ Call
Thursday, February 6 th Commitments Due
2
Timeline
January 2014
S M T W T F S
5 6 7 8 9 10 11
12 13 14 15 16 17 18
19 20 21 22 23 24 25
26 27 28 29 30 31
1 2 3 4
February 2014
S
2
9
16
23
M
3
10
17
24
T
4
11
18
25
W
5
12
19
26
T
6
13
20
27
F
7
14
21
28
S
8
15
22
1
Denotes holiday Denotes key date

Advanced Disposal

Working To Leave Your Business **A LITTLE CLEANER THAN WE FOUND IT.**

Company Overview and Financial Performance Update

Advanced Disposal

Commodity Sales 3%
Landfill Gas 1%
Residential 26%
Commercial 25%
Other 10%
National Accounts 2%
Rolloff 16%
Transfer / Landfill 17%

South 36%
Midwest 38%
East 25%

Vertically integrated environmental services platform
Collection Services
87 Collection Operations 60 Transfer Stations 42 Landfills 25 Recycling Facilities
Transfer Stations Recycling Facilities Landfill Services
YTD 9/30/13 revenue by region YTD 9/30/13 revenue by type
* All information presented above is for continuing operations as of or YTD
September 30, 2013.

Key Accomplishments in 2013
– Completed the integration of Veolia ES Solid Waste and identified additional synergies in excess of original estimates
– Successfully completed DOJ mandated and other strategic asset divestitures, including exit from the NY/NJ marketplace
– Disciplined execution of operational plan
• new municipal contracts and strategic tuck-in acquisitions
• disposal and route optimization
• headcount reductions
• customer retention
– Completed seventeen acquisitions in 2013
– September 2013 YTD revenue from continuing operations of $985.5mm, adjusted pro forma
EBITDA from continuing operations of $277mm and total company cash flows from operations of
$165.4mm
• price growth of 1.4%, excluding impact of commodity pricing and volume growth of 1.9%
partially offset by closure of Moretown landfill and lower special waste volumes
• strong cash flows with revolver remaining undrawn at September 30, 2013
– Outlook for 2013 adjusted pro forma EBITDA from continuing operations is a range of $372mm -
$377mm

$ in millions
$400
$350
$300
$250
$200
$150
$100
$50
$--
$332
$345
Q3 2012
Q3 2013

$ in millions
$120
$100
$80
$60
$40
$20
$--
$93
$100
Q3 2012
Q3 2013

$ in millions
$150
$120
$90
$60
$30
$--
$140
$112
YTD 2012
YTD 2013

$ in millions
$100
$80
$60
$40
$20
$--
$66
$93
YTD 2012
YTD 2013

Performance Update – September 2013 vs 2012
YTD Total Company Capital Expenditures
QTD Adjusted Pro forma EBITDA - Continuing Operations QTD Revenue - Continuing Operations
YTD Total Company Adjusted Free Cash Flow (a)
13
Note: Financials pro forma for Veolia acquisition and presented net of discontinued operations
(a) Year to date free cash flow – refer to Exhibit 1 for definition
(b) Indicates % of revenue from continuing operations
(c) Indicates % of revenue from total company
28.0% (b) 28.9% (b)
12.9% (c) 10.3% (c)
6.1% (c) 8.6% (c)

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$--
$ in millions
$1,278
$1,307
LTM 9/30/2012
LTM 9/30/2013

$450
$400
$350
$300
$250
$200
$150
$100
$50
$--
$ in million
$403
$383
31.5%
29.3%
LTM 9/30/2012
LTM 9/30/2013

$250
$200
$150
$100
$50
$--
$ in millions
$208
$186
14.2%
12.9%
LTM 9/30/2012
LTM 9/30/2013

$250
$200
$150
$100
$50
$--
$ in millions
$200
$198
13.6%
13.7%
LTM 9/30/2012
LTM 9/30/2013

Capital Expenditures – Total Company
Adjusted Pro forma EBITDA – Continuing Operations Revenue – Continuing Operations
Total Company Adjusted Free Cash Flow
14
Note: Financials pro forma for Veolia acquisition and presented net of discontinued operations
(a) Free cash flow defined as Adjusted EBITDA less capital expenditures – refer to Exhibit 1 for reconciliation
(b) Indicates % of revenue from continuing operations
(c) Indicates % of revenue from total company
Performance Update – LTM 9/30/2013 vs LTM 9/30/2012
(a)

Exhibit 1

Adjusted Pro Forma EBITDA Reconciliation

$ in millions
Nine Months
Ended
September 30,
2012
Three Months
Ended
December 31,
2011
LTM September
30, 2012
Nine Months
Ended
September 30,
2013
Three Months
Ended
December 31,
2012
LTM September
30, 2013
Net loss
(7.8) $                   4.9 $                  (2.9) $                   (81.8) $                 (189.6) $                (271.4) $
Less: loss from discontinued operations (9.9)                      (0.4)                   (10.3)                    (17.3)                    (79.3)                    (96.5)
Loss from continuing operations
2.1                       5.4                    7.5                       (64.5)                    (110.3)                  (174.8)
Additions/deductions:
(Benefit) provision for income taxes 1.6                       4.9                    6.5                       (34.4)                    (11.8)                    (46.2)
Interest expense  17.5                     5.0                    22.4                     122.1                    32.0                     154.1
Depreciation and amortization  61.4                     20.4                   81.8                     209.8                    42.7                     252.5
Accretion on landfill retirement obligations 4.9                       1.7                    6.6                       11.3                     3.2                       14.5
Accretion of loss contract -                       -                    -                       0.3                       1.2                       1.5
-                       -                    -                       -                       -                       -
EBITDA from continuing operations 87.4                     37.3                   124.7                    244.5                    (42.9)                    201.6
Pro forma adjustments:
Acquisition and development costs 2.9                       0.4                    3.3                       1.0                       (1.6)                      (0.7)
Stock option expense 0.9                       0.3                    1.2                       3.0                       0.4                       3.4
Earnings in equity investee -                       -                    -                       (0.8)                      (0.2)                      (0.9)
Restructuring charges -                       -                    -                       4.1                       9.9                       14.0
Interest income non-cash (0.1)                      (0.0)                   (0.1)                      (0.2)                      (0.0)                      (0.2)
Other non-cash earnings (0.4)                      (0.4)                   (0.8)                      -                       (0.2)                      (0.2)
Cash dividends received -                       -                    -                       0.4                       -                       0.4
Impairment of assets -                       -                    -                       -                       43.7                     43.7
Loss on sale of assets 0.7                       (8.8)                   (8.1)                      0.6                       1.5                       2.1
Debt conversion cost -                       0.0                    0.0                       -                       9.4                       9.4
Acquisition and integration costs 1.2                       -                    1.2                       21.2                     32.2                     53.4
Adjusted EBITDA from continuing operations 92.6                     28.9                   121.5                    273.9                    52.1                     326.0
Veolia acquisition - continuing operations 180.1                    65.6                   245.7                    -                       38.3                     38.3
Other acquisitions/muni contracts 0.5                       0.4                    1.0                       2.7                       2.2                       4.9
Estimated synergies -                       -                    34.9                     -                       -                       34.9
Synergies achieved -                       -                    -                       -                       -                       (20.6)
Proforma Adjusted EBITDA
273.2 $                 95.0 $                403.1 $                 276.6 $                 92.6 $                   383.4 $
Revenue from continuing operations 341.0 $                 112.9 $              454.0 $                 985.5 $                 196.9 $                 1,182.4 $
Adjusted EBITDA from continuing operations 92.6 $                   28.9 $                121.5 $                 273.9 $                 52.1 $                   326.0 $
Adjusted pro forma EBITDA margin from continuing operations 31.5% 29.3%
Pro forma adjusted Revenue:
Revenue from continuing operations 341.0 $                 112.9 $              454.0 $                 985.5 $                 196.9 $                 1,182.4 $
Impact of Veolia acquisition as if January 1, 2011 acquisition date 631.2                    192.8                 824.0                    -                       124.6                    124.6
Pro forma revenue from continuing operations 972.2 $                 305.7 $              1,277.9 $              985.5 $                 321.5 $                 1,307.0 $
Impact of acquisitions/net cost savings expected to be realized in next
12 months:

Adjusted Free Cash Flow Reconciliation September YTD

$ in millions
ADS & IWS
2012
Veolia 2012 2012(a) 2013
Net cash provided by operating activities - total company 74.8 $               128.6 $            203.4 $            165.4 $
Capital expenditures - total company (60.8)                (79.5)                (140.4)               (112.2)
Proceeds from the sale of property and equipment 1.1                   2.1                   3.2                   0.4
Free cash flow 15.1                  51.1                  66.2                  53.6
Restructuring payments -                   -                       4.1
Bonuses paid on behalf of Veolia -                       9.9
Costs associated with integration of Veolia acquisition -                   -                       25.2
Adjusted free cash flow 15.1 $               51.1 $               66.2 $               92.8 $
Revenue from continuing operations 972.2 $            985.5 $
Revenue from discontinued operations 115.3                98.7
Total company revenue 1,087.5 $          1,084.2 $
(a) Pro forma total company amounts presented
Nine Months Ended September 30,

Adjusted Free Cash Flow Reconciliation September LTM

$ in millions
2012 (a) 2013
Adjusted pro forma EBITDA continuing operations 403.1 $            383.4 $
Adjusted pro forma EBITDA discontinued operations 4.6                   1.0
Capital expenditures total company (208.0)               (186.4)
Adjusted free cash flow 199.7 $            198.1 $
(a) Pro forma total company amounts presented
LTM September 30,